EATON VANCE UTILITIES FUND Supplement to Statement of Additional Information dated May 1, 2007

Effective August 15, 2007, the following changes will take place:

1. Eaton Vance Utilities Fund will change its name to Eaton Vance Dividend Builder Fund and Utilities Portfolio will change its name to Dividend Builder Portfolio.

2. The following replaces the table relating to "Utilities Portfolio" under "Portfolio Managers" in "Investment Advisory and Administrative Services":

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Dividend Builder Portfolio**
Charles Gaffney
Registered Investment Companies	2	$1,636.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Judith A. Saryan
Registered Investment Companies	2	$10,506.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	61	$0	0	$0

*    In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.
** As of June 30, 2007.

3. The following replaces information regarding Utilities Fund in the table relating to Fund shares beneficially owned by a portfolio manager under "Portfolio Managers" in "Investment Advisory and Administrative Services":

Aggregate Dollar Range of Equity Securities Owned in all Registered Funds in the Eaton Vance Family of Funds*
Dollar Range of Equity Securities Owned in the Fund*
Fund Name and Portfolio Manager
Dividend Builder Fund
Charles Gaffney	None	$100,001 - $500,000
Judith A. Saryan	$100-001 - $500,000	$500,001 - $1,000,000

*As of June 30, 2007.

August 14, 2007